UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2012

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 26, 2012, EpiCept Corporation (i) amended the terms of its Series A 0% Convertible Preferred Stock to reduce the Conversion Price thereof from $0.20 to $0.08, and (ii) amended the terms of its Series B 0% Convertible Preferred Stock to reduce the Conversion Price thereof from $0.17 to $0.08.

Item 9.01 Financial Statements and Exhibits.

3.1 Amendment to Certificate of Designation of Series A 0% Convertible Preferred Stock.
3.2 Amendment to Certificate of Designation of Series B 0% Convertible Preferred Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

October 2, 2012	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Interim Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to Certificate of Designation of Series A 0% Convertible Preferred Stock.
3.2	Amendment to Certificate of Designation of Series B 0% Convertible Preferred Stock.